SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 1, 2006
Date of report (Date of earliest event reported)

____________________________________

BIOLIFE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18170	94-3076866
(State or Other Juris-	(Commission File No.)	(IRS Employer
diction of Incorporation)		Identification No.)

171 Front Street, Owego, New York 13827
(Address of principal executive offices, including zip code)

(607) 687-4487
(Registrant’s telephone number, including area code)

____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(d) (1)	Raymond Cohen was elected as a director of the registrant on May 1, 2006.

(2)	There was no arrangement or understanding between Mr. Cohen and any other person, pursuant to which Mr. Cohen was elected as a director.

(3)	Mr. Cohen will not serve on any committee as the Board does not have any committees.

(4)	There have been no transactions during the past two (2) years between Mr. Cohen (or any member of his immediately family) and the registrant.

Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2006

BIOLIFE SOLUTIONS, INC.

By:	/s/ John G. Baust
John G. Baust
President and Chief Executive Officer
(Principal Executive Officer)